Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity Fourth Quarter 2026 Earnings October 28, 2026

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2025, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Q4 Results - Delivered an Increase of 12% in Sales and 21% in Adjusted EPS ▪ Sales of $5.3B, increased 12% reported and 13% on an organic basis Y/Y ▪ Orders of $6.1B, increased 29% Y/Y and 6% sequentially; book to bill of 1.14 ▪ Adjusted Operating Margins of 22%, expanded 100bps Y/Y; Adjusted EPS of $3.14, increased 21% Y/Y ▪ Free Cash Flow generation of ~$1.2B with ~$800M returned to shareholders Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q1 FY27 Guidance ▪ Expect Sales of ~$5.35B, increasing 15% on a reported and organic basis Y/Y ▪ Expect Adjusted EPS of ~$3.30, increasing 21% Y/Y ▪ Strong orders and backlog expected to result in FY27 Y/Y organic sales growth consistent with FY26 FY26 - Achieved Full Year Records for Sales, Adjusted Operating Margins & EPS, and Free Cash Flow ▪ Sales of $19.9B, increased 15% reported and 12% on an organic basis Y/Y with broad growth across the portfolio ▪ Record orders of $22.2B supporting another year of strong double-digit growth in FY27 ▪ Adjusted EPS increased 24% Y/Y to $11.52; Adjusted Operating Margins of 22% expanded 120bps Y/Y ▪ Free Cash Flow of ~$3.4B with 100% conversion; ~$2.8B returned to shareholders and committed ~$1.6B for bolt-on acquisitions

Reported FY25 Q4 FY26 Q3 FY26 Q4 Q4 Growth Y/Y Q/Q Industrial 2,254 2,933 3,322 47% 13% Transportation 2,428 2,760 2,733 13% (1)% Total TE 4,682 5,693 6,055 29% 6% Book to Bill 0.99 1.10 1.14 Segment Orders Summary ($ in millions) 4 ▪ Industrial segment orders in Q4 reflect double-digit growth across all businesses; DDN orders in FY26 increased ~70% ▪ Transportation segment orders reflect continued content outperformance in Auto and ICT, with end markets improving in commercial transportation Full year orders of $22.2B increased 27% Y/Y; record backlog entering FY27

Industrial Solutions Q4 SALES Reported Up 20% Organic Up 20% Q4 ADJUSTED OPERATING MARGIN Margin expansion of 40bps while increasing growth investments Adjusted EBITDA Margin 25.2% 26.2% 5 Q4 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Digital Data Networks (DDN) $949 34% 34% Automation & Connected Living (ACL) 688 18% 18% Energy 520 12% 12% Aerospace, Defense and Marine (AD&M) 462 15% 16% Medical 180 1% 1% Industrial Solutions $2,799 20% 20% $ in Millions ▪ Digital Data Networks Growth driven by continued momentum in AI applications; full year AI sales as expected ▪ Automation & Connected Living Strong growth across all regions driven by automation applications ▪ Energy Grid hardening and data center build-out continues to drive strong growth ▪ AD&M Performance reflects ongoing strength in commercial air and defense markets ▪ Medical Sales as expected $2,336 $2,799 Q4 2025 Q4 2026 22.0% 22.4% Q4 2025 Q4 2026 Ongoing momentum with broad growth across the segment and strong operational performance Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Transportation Solutions Q4 SALES Reported Up 8% Organic Up 7% Q4 ADJUSTED OPERATING MARGIN Strong margin expansion of 80bps reflects continued execution by our teams Adjusted EBITDA Margin 24.8% 25.3% 6 $2,413 $2,600 Q4 2025 Q4 2026 Q4 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,933 7% 6% Commercial Transportation 428 18% 18% Sensors 239 (2)% (2)% Transportation Solutions $2,600 8% 7% $ in Millions 20.2% 21.0% Q4 2025 Q4 2026 ▪ Automotive Strong growth over market driven by content outperformance in Asia and Europe ▪ Commercial Transportation Strong content growth across all regions along with the benefit of markets improving ▪ Sensors Sales as expected Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Continue to deliver content outperformance versus end markets with strong operational resiliency

Q4 Financial Summary 7 ($ in Millions, except per share amounts) Q4 FY25 Q4 FY26 Net Sales $ 4,749 $ 5,312 Operating Income $ 916 $ 1,093 Operating Margin 19.3% 20.6% Acquisition-Related Charges 10 12 Restructuring & Other Charges, Net 17 14 Amortization Expense 58 57 Adjusted Operating Income $ 1,001 $ 1,176 Adjusted Operating Margin 21.1% 22.1% Earnings Per Share* $ 2.23 $ 3.10 Acquisition-Related Charges 0.03 0.03 Restructuring & Other Charges, Net 0.08 0.05 Amortization Expense 0.16 0.16 Tax Items 0.10 (0.20) Adjusted EPS $ 2.59 $ 3.14 Adjusted Effective Tax Rate 21.3% 21.1% Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations. *Represents Diluted Earnings Per Share from Continuing Operations

Fiscal 2026 Financial Performance 8 20.8% 22.0% FY25 FY26 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Record Full Year Sales, Operating Margin, EPS, and Free Cash Flow $ in Billions $ in Billions 100% free cash flow conversion $3.2 $3.4 FY25 FY26 Up 24% Y/Y $17.3 $19.9 FY25 FY26 120bps of margin expansion Organic Net Sales Growth, Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Reported sales up 15% Y/Y $9.27 $11.52 FY25 FY26 Organic sales up 12% Y/Y

EVERY CONNECTION COUNTS Additional Information

Y/Y Q4 2026 10 Sales (in millions) Adjusted EPS Q4 2025 Results $4,749 $2.59 Operational Performance 547 0.54 FX Impact 16 - Tax Rate Impact - 0.01 Q4 2026 Results1 $5,312 $3.14 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation. 1Q4 includes IEEPA tariff refunds expected to be returned to customers impacting sales by ($87M) and EPS by $0.01

Y/Y FY 2026 11 Sales (in millions) Adjusted EPS 2025 Results $17,262 $9.27 Operational Performance 2,247 2.04 FX Impact 376 0.10 Tax Rate Impact - 0.11 2026 Results1 $19,885 $11.52 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation. 1FY26 includes IEEPA tariff refunds expected to be returned to customers impacting sales by ($87M) and EPS by $0.01

Y/Y Q1 2027 12 Sales (in millions) Adjusted EPS Q1 2026 Results $4,669 $2.72 Operational Performance 664 0.49 FX Impact 17 0.06 Tax Rate Impact - 0.03 Q1 2027 Guidance1 $5,350 $3.30 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation. 1Q1 includes IEEPA tariff refunds expected to be returned to customers impacting sales by approximately ($50M) and no impact to EPS

Balance Sheet and Cash Flow Summary 13 ($ in Millions) FY25 FY26 Beginning Cash Balance $1,319 $1,255 Free Cash Flow 3,214 3,412 Dividends (803) (869) Share repurchases (1,347) (1,892) Net increase (decrease) in debt 1,396 (2) Acquisition of businesses, net of cash acquired (2,628) (212) Other 104 5 Ending Cash Balance $1,255 $1,697 Total Debt $5,694 $5,639 A/R $3,403 $3,839 Days Sales Outstanding* 65 65 Inventory $2,699 $2,962 Days on Hand* 78 77 Accounts Payable $2,021 $2,455 Days Outstanding* 59 65 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) FY25 FY26 Cash from Operating Activities $4,139 $4,525 Capital expenditures, net (925) (1,113) Free Cash Flow $3,214 $3,412 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Non-GAAP Financial Measures 15

▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. ▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents Free Cash Flow as a percentage of Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 16

Segment Summary

($ in millions)

	For the Quarters Ended September 25, 2026	For the Quarters Ended September 26, 2025	For the Years Ended September 25, 2026	For the Years Ended September 26, 2025
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,600	$ 2,413	$ 10,069	$ 9,388
Industrial Solutions	2,799	2,336	9,903	7,874
Reconciling item [1]	(87)	—	(87)	—
Total	$ 5,312	$ 4,749	$ 19,885	$ 17,262

	Quarter Sep 25, 2026 Operating Income	Quarter Sep 25, 2026 Operating Margin	Quarter Sep 26, 2025 Operating Income	Quarter Sep 26, 2025 Operating Margin	Year Sep 25, 2026 Operating Income	Year Sep 25, 2026 Operating Margin	Year Sep 26, 2025 Operating Income	Year Sep 26, 2025 Operating Margin
Transportation Solutions	$ 521	20.0 %	$ 465	19.3 %	$ 1,969	19.6 %	$ 1,818	19.4 %
Industrial Solutions	568	20.3	451	19.3	2,018	20.4	1,393	17.7
Reconciling item [2]	4		—		4		—	
Total	$ 1,093	20.6 %	$ 916	19.3 %	$ 3,991	20.1 %	$ 3,211	18.6 %

	Quarter Sep 25, 2026 Adjusted Operating Income [3]	Quarter Sep 25, 2026 Adjusted Operating Margin [3]	Quarter Sep 26, 2025 Adjusted Operating Income [3]	Quarter Sep 26, 2025 Adjusted Operating Margin [3]	Year Sep 25, 2026 Adjusted Operating Income [3]	Year Sep 25, 2026 Adjusted Operating Margin [3]	Year Sep 26, 2025 Adjusted Operating Income [3]	Year Sep 26, 2025 Adjusted Operating Margin [3]
Transportation Solutions	$ 545	21.0 %	$ 487	20.2 %	$ 2,131	21.2 %	$ 1,963	20.9 %
Industrial Solutions	627	22.4	514	22.0	2,235	22.6	1,621	20.6
Reconciling item [2]	4		—		4		—	
Total	$ 1,176	22.1 %	$ 1,001	21.1 %	$ 4,370	22.0 %	$ 3,584	20.8 %

(1) Reconciling item relates to IEEPA tariff refunds received in fiscal 2026 that are expected to be returned to customers.

(2) Reconciling item relates to the net impact of IEEPA tariff refunds received in fiscal 2026.

(3) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended September 25, 2026 versus Net Sales for the Quarter Ended September 26, 2025					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation and Other [2]	Acquisition
	($ in millions)					
Transportation Solutions:						
Automotive	$ 127	7.0 %	$ 107	5.9 %	$ 20	$ —
Commercial transportation	65	17.9	64	17.8	1	—
Sensors	(5)	(2.0)	(4)	(1.7)	(1)	—
Total Transportation Solutions	187	7.7	167	6.9	20	—
Industrial Solutions:						
Digital data networks	242	34.2	246	34.4	(4)	—
Automation and connected living	103	17.6	101	17.6	2	—
Energy	55	11.8	54	11.7	1	—
Aerospace, defense, and marine	61	15.2	63	16.0	(2)	—
Medical	2	1.1	3	1.3	(1)	—
Total Industrial Solutions	463	19.8	467	20.0	(4)	—
Reconciling item [3]	(87)		—		(87)	—
Total	$ 563	11.9 %	$ 634	13.4 %	$ (71)	$ —

	Change in Net Sales for the Year Ended September 25, 2026 versus Net Sales for the Year Ended September 26, 2025					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation and Other [2]	Acquisitions
	($ in millions)					
Transportation Solutions:						
Automotive	$ 417	5.9 %	$ 212	3.0 %	$ 205	$ —
Commercial transportation	264	19.3	233	17.1	31	—
Sensors	—	—	(22)	(2.4)	22	—
Total Transportation Solutions	681	7.3	423	4.5	258	—
Industrial Solutions:						
Digital data networks	975	44.2	961	43.5	14	—
Automation and connected living	333	15.5	281	13.1	51	1
Energy	543	40.4	243	18.1	29	271
Aerospace, defense, and marine	187	12.6	163	11.0	24	—
Medical	(9)	(1.3)	(9)	(1.3)	—	—
Total Industrial Solutions	2,029	25.8	1,639	20.8	118	272
Reconciling item [3]	(87)		—		(87)	—
Total	$ 2,623	15.2 %	$ 2,062	11.9 %	$ 289	$ 272

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates and IEEPA tariff refunds.
[3] Reconciling item relates to IEEPA tariff refunds received in fiscal 2026 that are expected to be returned to customers.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2026 19 Operating income: Transportation Solutions $ 521 $ 1 $ 5 $ 18 $ — $ 545 Industrial Solutions 568 11 9 39 — 627 Reconciling item (4) 4 — — — — 4 Total $ 1,093 $ 12 $ 14 $ 57 $ — $ 1,176 Operating margin 20.6% 22.1 % Income tax expense $ (175) $ (2) $ 2 $ (11) $ (59) $ (245) Effective tax rate 16.3% 21.1 % Income from continuing operations $ 901 $ 10 $ 16 $ 46 $ (59) $ 914 Diluted earnings per share from continuing operations $ 3.10 $ 0.03 $ 0.05 $ 0.16 $ (0.20) $ 3.14 (3) See description of non-GAAP financial measures. (4) Reconciling item relates to the net impact of IEEPA tariff refunds received in fiscal 2026. Related and O ther Adjusted Acquisition- Restructuring Amortization (2) Represents a $59 million income tax benefit related to a decrease in the valuation allowance for certain tax loss and credit carryforwards. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) ($ in millions, except per share data) Expense (1) Tax Items (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 26, 2025 20 Operating income: Transportation Solutions $ 465 $ — $ 3 $ 19 $ — $ 487 Industrial Solutions 451 10 14 39 — 514 Total $ 916 $ 10 $ 17 $ 58 $ — $ 1,001 Operating margin 19.3% 21.1 % Income tax expense $ (233) $ (2) $ 6 $ (11) $ 31 $ (209) Effective tax rate 26.0% 21.3 % Income from continuing operations $ 664 $ 8 $ 23 $ 47 $ 31 $ 773 Diluted earnings per share from continuing operations $ 2.23 $ 0.03 $ 0.08 $ 0.16 $ 0.10 $ 2.59 (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Represents income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards and an income tax benefit of $13 million related to the revaluation of deferred tax liabilities as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction. (3) See description of non-GAAP financial measures. Tax Items (2) Related and O ther Amortization Acquisition- Restructuring U.S. GAAP Charges (1) ($ in millions, except per share data) Charges, Net (1) Expense (1) Adjustments Adjusted (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2026

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Amortization Expense [1]	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [3]
	($ in millions, except per share data)					
Operating income:						
Transportation Solutions	$ 1,969	$ 2	$ 89	$ 71	$ —	$ 2,131
Industrial Solutions	2,018	33	28	156	—	2,235
Reconciling item [4]	4	—	—	—	—	4
Total	$ 3,991	$ 35	$ 117	$ 227	$ —	$ 4,370
Operating margin	20.1 %					22.0 %
Income tax expense	$ (695)	$ (7)	$ (21)	$ (45)	$ (173)	$ (941)
Effective tax rate	17.6 %					21.7 %
Income from continuing operations	$ 3,255	$ 28	$ 96	$ 182	$ (173)	$ 3,388
Diluted earnings per share from continuing operations	$ 11.07	$ 0.10	$ 0.33	$ 0.62	$ (0.59)	$ 11.52

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Represents a $114 million net income tax benefit related primarily to the settlement of prior period tax matters and a $59 million income tax benefit related to a decrease in the valuation allowance for certain tax loss and credit carryforwards.

(3) See description of non-GAAP financial measures.

(4) Reconciling item relates to the net impact of IEEPA tariff refunds received in fiscal 2026.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2025 22 Operating income: Transportation Solutions $ 1,818 $ — $ 75 $ 70 $ — $ 1,963 Industrial Solutions 1,393 57 51 120 — 1,621 Total $ 3,211 $ 57 $ 126 $ 190 $ — $ 3,584 Operating margin 18.6% 20.8 % Income tax expense $ (1,361) $ (12) $ (13) $ (37) $ 618 $ (805) Effective tax rate 42.5% 22.5 % Income from continuing operations $ 1,843 $ 45 $ 113 $ 153 $ 618 $ 2,772 Diluted earnings per share from continuing operations $ 6.16 $ 0.15 $ 0.38 $ 0.51 $ 2.07 $ 9.27 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Represents income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) Amortization Expense (1) Adjustments Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 26, 2025 23 Operating income: Transportation Solutions $ 501 $ — $ 4 $ 18 $ 523 Industrial Solutions 462 6 6 39 513 Total $ 963 $ 6 $ 10 $ 57 $ 1,036 Operating margin 20.6% 22.2 % Income tax expense $ (210) $ (1) $ (3) $ (11) $ (225) Effective tax rate 21.9% 21.8 % Income from continuing operations $ 751 $ 5 $ 7 $ 46 $ 809 Diluted earnings per share from continuing operations $ 2.53 $ 0.02 $ 0.02 $ 0.15 $ 2.72 Related and O ther Amortization U.S. GAAP Charges (1) Charges, Net (1) Expense (1) Acquisition- Restructuring Adjustments Adjusted (Non-GAAP) (3) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures.

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	September 25, 2026	September 26, 2025
	($ in millions)	
Net income	$ 900	$ 663
Loss from discontinued operations	1	1
Income tax expense	175	233
Other expense, net	9	11
Interest expense	31	29
Interest income	(23)	(21)
Operating income	1,093	916
Acquisition-related charges	12	10
Restructuring and other charges, net	14	17
Amortization expense	57	58
Adjusted operating income [1]	1,176	1,001
Depreciation	218	186
Adjusted EBITDA [1]	$ 1,394	$ 1,187
Net sales	$ 5,312	$ 4,749
Net income as a percentage of net sales	16.9 %	14.0 %
Adjusted EBITDA margin [1]	26.2 %	25.0 %

	For the Quarters Ended						
	September 25, 2026				September 26, 2025		
	Transportation Solutions	Industrial Solutions	Reconciling Item [2]	Total	Transportation Solutions	Industrial Solutions	Total
	($ in millions)						
Operating income	$ 521	$ 568	$ 4	$ 1,093	$ 465	$ 451	$ 916
Acquisition-related charges	1	11	—	12	—	10	10
Restructuring and other charges, net	5	9	—	14	3	14	17
Amortization expense	18	39	—	57	19	39	58
Adjusted operating income [1]	545	627	4	1,176	487	514	1,001
Depreciation	113	105	—	218	112	74	186
Adjusted EBITDA [1]	$ 658	$ 732	$ 4	$ 1,394	$ 599	$ 588	$ 1,187
Net sales	$ 2,600	$ 2,799	$ (87)	$ 5,312	$ 2,413	$ 2,336	$ 4,749
Operating margin	20.0 %	20.3 %		20.6 %	19.3 %	19.3 %	19.3 %
Adjusted operating margin [1]	21.0 %	22.4 %		22.1 %	20.2 %	22.0 %	21.1 %
Adjusted EBITDA margin [1]	25.3 %	26.2 %		26.2 %	24.8 %	25.2 %	25.0 %

[1] See description of non-GAAP financial measures.
[2] Reconciling item relates to IEEPA tariff refunds received in fiscal 2026.

24

Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 1,528 $ 1,421 $ 4,525 $ 4,139 Net cash used in investing activities (302) (270) (1,334) (3,568) Net cash used in financing activities (769) (566) (2,749) (629) Effect of currency translation on cash 1 (2) — (6) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 458 $ 583 $ 442 $ (64) Net cash provided by operating activities $ 1,528 $ 1,421 $ 4,525 $ 4,139 Capital expenditures, net (287) (267) (1,113) (925) Free cash flow (1) $ 1,241 $ 1,154 $ 3,412 $ 3,214 For the Q uarters Ended September 25, September 26, September 25, September 26, For the Years Ended (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2026 2025 2026 2025 (in millions)

Free Cash Flow Conversion 26 Free cash flow (1) $ 1,241 $ 1,154 $ 3,412 $ 3,214 Adjusted income from continuing operations (1) $ 914 $ 773 $ 3,388 $ 2,772 Free cash flow conversion (1) 135.8% 149.3% 100.7% 115.9% (1) See description of non-GAAP financial measures. ($ in millions) For the Years Ended September 25, September 26, 2026 2025 For the Q uarters Ended September 25, September 26, 2026 2025

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 27 Diluted earnings per share from continuing operations $ 3.04 Acquisition-related charges 0.06 Restructuring and other charges, net 0.05 Amortization expense 0.15 Adjusted diluted earnings per share from continuing operations (2) $ 3.30 Net sales growth 14.6 % Translation and other (3) 0.7 (Acquisitions) divestitures, net — Organic net sales growth (2) 15.3 % Effective tax rate 21.1% 22.0 % Effective tax rate adjustments (4) (0.1) - Adjusted effective tax rate (2) 21.0% 22.0% (4) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Q uarter Ending O utlook for 2026 (1) December 25, O utlook for Fiscal 2027 (1) (3) Includes IEEPA tariff refunds expected to be received in fiscal 2027 and returned to customers. (1) Outlook is as of October 28, 2026. (2) See description of non-GAAP financial measures.